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                                                                   EXHIBIT 10.18



                       AMENDMENT TO TRANSACTION DOCUMENTS

         THIS AMENDMENT, dated as of November 26, 1997, by and among KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), the Lenders party to the Credit Agreement referred to below, and MELLON BANK, N.A., as Administrative Agent under such Credit Agreement.

                                    RECITALS:

         A. The Borrower has entered into a Credit Agreement (as amended hereby, the "Credit Agreement") dated as of November 17, 1997 among the Borrower, the Lenders parties thereto from time to time, and Mellon Bank, N.A., as Administrative Agent.

         B. The parties hereto desire to amend the Credit Agreement as set forth herein.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. AMENDMENT TO THE CROSS-DEFAULT PROVISION FOR THE PURPOSE OF EXTENDING THE POST-CLOSING GRACE PERIOD APPLICABLE TO THE $75,000,000 SENIOR NOTES OF THE TARGET. Section 8.01(f)(i) of the Credit Agreement is amended by deleting the proviso at the end thereof and replacing it with the following proviso: "provided, that the foregoing clause (B) shall not apply to Cross-Default Excepted Indebtedness until the 45th day after the Closing Date (or, in the case of the Cross-Default Excepted Indebtedness described in paragraph 1 of Schedule 8.01(f)(i), until the 90th day after the Closing Date), and".

         SECTION 2. EFFECTIVENESS AND EFFECT, ETC.

         (a) EFFECTIVENESS. This Amendment shall become effective when Mellon Bank, N.A., as Administrative Agent, shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent, and the Required Lenders (as defined in the Credit Agreement).

         (b) EFFECT. The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement.

         SECTION 3. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a)(ii) of the Credit Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        KENNAMETAL INC.

                                        By /s/ JAMES E. MORRISON
                                           -------------------------------------
                                               James E. Morrison
                                               Vice President and Treasurer


                                        MELLON BANK, N.A.,
                                        individually and as Administrative Agent

                                        By /s/ DAVID R. JARDINI
                                           -------------------------------------
                                               David R. Jardini
                                               Vice President
CONSENTED AND AGREED:
BANKBOSTON, N.A.

By /s/ M. PAULA ZAIKEN
   ------------------------------------
       M. Paula Zaiken
       Director


DEUTSCHE BANK AG, NEW YORK BRANCH
AND/OR CAYMAN ISLANDS BRANCH

By /s/ HANS-JOSEF THIELE
   ------------------------------------
       Hans-Josef Thiele
       Director


By /s/ STEPHAN WIEDEMANN
   ------------------------------------
       Stephan Wiedemann
       Director


PNC BANK, NATIONAL ASSOCIATION

By /s/ LAWRENCE W. JACOBS
   ------------------------------------
       Lawrence W. Jacobs
       Vice President